UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under §240.14a-12

CSW INDUSTRIALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CSW INDUSTRIALS, INC. 2024 Annual Meeting Vote by August 14, 2024 11:59 PM ET. For shares held in a Plan, vote by August 12, 2024 11:59 PM ET. CSW INDUSTRIALS, INC. 5420 LYNDON B. JOHNSON FREEWAY SUITE 500 DALLAS, TX 75240 V52987-P15408 You invested in CSW INDUSTRIALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 15, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 1, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* August 15, 2024 10:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/CSWI2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Joseph Armes 02) Darron Ash 03) Michael Gambrell 04) Bobby Griffin 05) Terry Johnston 06) Linda Livingstone 07) Anne Motsenbocker 08) Robert Swartz 09) Kent Sweezey 2. Approval, by non-binding vote, of executive compensation. 3. Approval of the 2024 Equity and Incentive Compensation Plan. 4. The ratification of Grant Thornton LLP to serve as independent registered public accounting firm for the fiscal year ending March 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V52988-P15408